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                                                                    EXHIBIT 99.3

                            MISSOULA BANCSHARES, INC.
                                 REVOCABLE PROXY


                         SPECIAL MEETING OF STOCKHOLDERS
                           WEDNESDAY NOVEMBER 13, 1996


                       PLEASE SIGN AND RETURN IMMEDIATELY


         The undersigned hereby appoints WILLIAM L. BOUCHEE and DOUGLAS LAWRENCE, and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Missoula Bancshares, Inc. ("Bancshares"), a Montana corporation and bank holding company, held of record by the undersigned on October 1, 1996, at the Special Meeting ("Special Meeting") of Stockholders to be held on Wednesday November 13, 1996 at 12:00 p.m. local time, at Ruby's Reserve Street Inn, 4825 North Reserve Street, Missoula, Montana, and at any adjournments of the Special Meeting.



1.       MERGER AGREEMENT. A proposal to approve
         the merger of Bancshares with and into     FOR      AGAINST     ABSTAIN
         Glacier Bancorp, Inc. ("Glacier"), a       / /        / /         / /
         Delaware corporation  and bank holding
         company, as more fully set forth in
         the Plan and  Agreement of Merger dated
         as of August 9, 1996, and described in
         the accompanying  Prospectus/Joint Proxy
         Statement.


2.       OTHER BUSINESS. Whatever other business
         may properly be brought before the
         Special Meeting or any adjournment
         thereof.



         THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

         Bancshares' management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, this proxy will be voted in accordance with the recommendations of management.

    Your Board of Directors recommends a vote "FOR" the listed propositions.


                              _____________________________, 1996

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________
                              WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, OR IF JOINT OWNERS, ALL MUST SIGN.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
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                           MISSOULA BANCSHARESP, INC.

                                 REVOCABLE PROXY


         If the undersigned (i) is present and elects to vote at the Special Meeting or at any adjournment of thereof, and (ii) notifies the Secretary of Bancshares at the Special Meeting of his or her decision to terminate this proxy, then the power of said attorneys and proxies will be terminated and have no further force or effect.

         The undersigned acknowledges receipt from Bancshares prior to the execution of this proxy, of the Notice of the Special Meeting, contained in the Prospectus/Joint Proxy Statement dated October __, 1996.


Dated:  _____________________, 1996



_____________________________________               ____________________________
PRINTED NAME OF STOCKHOLDER                         PRINTED NAME OF STOCKHOLDER



_____________________________________               ____________________________
SIGNATURE OF STOCKHOLDER                            SIGNATURE OF STOCKHOLDER



_____________________________________               ____________________________
SIGNATURE OF STOCKHOLDER                            SIGNATURE OF STOCKHOLDER



            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.